UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 9, 2017
____________________________________________________________________________
A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)
(408) 325-8668
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 9, 2017, A10 Networks, Inc. (the “Company”) issued a press release regarding financial results for the fourth quarter and the year ended December 31, 2016. The Company also posted on its website (www.a10networks.com) slides with accompanying prepared remarks regarding such financial results. Copies of the press release and slides with accompanying prepared remarks by the Company are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 are incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2017, the Company announced that Greg Straughn has decided to step down as Chief Financial Officer of the Company, effective upon the date of filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Transition Date”). Mr. Straughn’s departure is not the result of any material disagreement with the Company regarding its operations, policies or practices.

The Company also announced that Shiva Natarajan has been appointed Interim Chief Financial Officer of the Company, effective as of the Transition Date. Mr. Natarajan, 51, joined the Company in September 2015 and has served in the position of Vice President and Controller. From July 2014 to September 2015, Mr. Natarajan was Vice President and Chief Accounting Officer of Fluidigm Corporation, a public biotechnology company specializing in microfluidics. From December 2006 to June 2014, Mr. Natarajan served in several roles including Vice President, Chief Accounting Officer and Interim Chief Financial Officer, at Applied Micro Circuits Corporation, a public semiconductor company specializing in providing computing and connectivity solutions for next-generation cloud infrastructure and data centers.

There are no arrangements or understandings between Mr. Natarajan and any other persons pursuant to which he was selected as Interim Chief Financial Officer. There are no family relationships between Mr. Natarajan and any director or executive officer of the Company, and he has no indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release, dated February 9, 2017, regarding financial results of A10 Networks, Inc. for the fourth quarter and the year ended December 31, 2016.
99.2	Slides with accompanying prepared remarks of A10 Networks, Inc., dated February 9, 2017, regarding financial results of the fourth quarter and the year ended December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2017

A10 NETWORKS, INC.
By: /s/ Lee Chen
Lee Chen
Chief Executive Officer (Principal Executive Officer)